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                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/
Check the appropriate box:
/_/   Preliminary Proxy Statement
/_/ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/X/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        PROVIDENT BANKSHARES CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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/_/   Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      2)   Form, Schedule or Registration Statement No.:

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      3)   Filing Party:

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      4)   Date Filed:

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Dear Shareholder:

We have previously sent you proxy materials for the ANNUAL MEETING OF SHAREHOLDERS OF PROVIDENT BANKSHARES CORPORATION TO BE HELD ON APRIL 21, 2004. According to our latest records, we have not received your authorization to vote the shares carried by us in your account.

               YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC
              INSTRUCTIONS ON CERTAIN MATTERS TO BE ACTED UPON AT
                                  THE MEETING

PLEASE FORWARD YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE USING ONE OF THE FOLLOWING METHODS:

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                                                 AVAILABLE 24 HOURS - 7 DAYS A WEEK

                  VOTE BY TELEPHONE                                                             VOTE BY INTERNET
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
USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE NUMBER
          WHICH APPEARS ON THE TOP LEFT CORNER                                                  GO TO WEBSITE:
       OF YOUR ENCLOSED VOTING INSTRUCTION FORM.                                                WWW.PROXYVOTE.COM
            JUST FOLLOW THESE FOUR EASY STEPS:                                         JUST FOLLOW THESE FOUR EASY STEPS:
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1. READ THE PROVIDENT BANKSHARES CORPORATION PROXY STATEMENT AND            1.   READ THE PROVIDENT BANKSHARES CORPORATION PROXY
   ENCLOSED VOTING INSTRUCTION FORM.                                             STATEMENT AND ENCLOSED VOTING INSTRUCTION FORM.

2. CALL THE TOLL-FREE NUMBER LOCATED ON THE TOP LEFT CORNER OF YOUR         2.   GO TO THE WEBSITE WWW.PROXYVOTE.COM.
   VOTING INSTRUCTION FORM.
                                                                            3.   ENTER YOUR 12-DIGIT  CONTROL NUMBER LOCATED ON YOUR
3. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING                     VOTING  INSTRUCTION FORM.

                                                                            4.   FOLLOW THE SIMPLE INSTRUCTIONS.
4. FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.


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                               IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING INSTRUCTION FORM.
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                                                        THANK YOU FOR YOUR VOTE!
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